Exhibit 99.1

TENANT LEASE TERMINATION AGREEMENT

THIS LEASE TERMINATION AGREEMENT (“Agreement”) is made as of the 9th day of November, 2012 (the “Effective Date”), by and between HENRY AMALGAMATED, LLC, an Indiana limited liability company (“Landlord”), and ANGIE’S LIST, INC., a Delaware corporation (“Tenant”).

RECITALS:

A.	Landlord and Brownstone Publishing, LLC, as lessee (“Original Tenant”), entered into that certain Lease dated February 28, 2009 (the “Original Office Lease”) to lease and demise office and other buildings in Indianapolis, Indiana, which the parties referred to therein as the “Firehouse Complex” and as more particularly described in the Original Office Lease (the “Original Office Premises”).

B.	Landlord and Original Tenant also entered into that certain Lease dated February 28, 2009 (the “Original Parking Lease”) to lease and demise certain parking lots in and around the Original Office Premises, which parking lots were more particularly described in the Original Parking Lease (the “Original Parking Premises”).

C.	Landlord and Original Tenant or Tenant, as the successor to Original Tenant, amended the Original Office Lease and Original Parking Lease (collectively, the “Original Lease”) from time to time by entering into a series of addenda to the Original Lease (the Original Lease, as so amended from time to time, is referred to herein as the “Lease”) for the purpose of adding additional buildings and parking areas to the Original Office Premises and/or the Original Parking Premises (collectively, the “Original Premises” and the additional buildings and parking areas covered by the Lease (as amended from time to time) are referred to herein as the “Premises”).

D.

Landlord and Henry Amalgamated II, LLC, as sellers (collectively, the “Seller”) have entered into that certain Purchase and Sale Agreement dated effective as of November 8th, 2012 (the “Sale Agreement”) with Tenant, as purchaser (the “Purchaser”) for the sale and purchase of the Premises and other properties owned by Seller (collectively, the “Property”).

E.	Seller and Purchaser agreed in the Sale Agreement to terminate the Lease on the date the parties close on the sale and purchase of the Property under the Sale Agreement.

F.	Concurrently herewith, Seller and Purchaser have closed on the sale and purchase of the Property and accordingly, Landlord and Tenant now desire, in fulfillment of one of the conditions set forth in the Sale Agreement, to terminate the Lease, on the terms and conditions that follow below.

AGREEMENT:

NOW, THEREFORE, in consideration of the above recitals which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant, intending hereby to be legally bound, agree as follows:

1.	Incorporation of Recitals and Definitions. The Recitals set forth above are incorporated herein by reference as if fully restated herein. The defined terms in this Agreement shall have the meanings as defined herein and as defined in the Lease.

2.	Early Termination Date. Effective as of 11:59 P.M. on the Effective Date (the “Early Termination Date”), and subject to the terms and conditions and agreements, representations and warranties contained in this Agreement, the Lease is hereby terminated, and the term of the Lease shall expire with the same force and effect as if the term was, by the provisions thereof, fixed to expire on the Early Termination Date. Notwithstanding the foregoing or anything herein contained to the contrary, Tenant shall not be required to vacate and surrender the Premises as required pursuant to the terms and provisions of the Lease.

3.	Release. From and after the Early Termination Date, the Lease will be of no further force and effect, and Landlord and Tenant, their respective affiliates, assigns, successors, representatives, transferees, agents, members, shareholders, managers, employees, officers and directors shall be released from any and all further obligations under the Lease, except for those obligations that accrued prior to the Early Termination Date (the “Release”). This Release does not include a release of any claims or liabilities arising from Landlord’s or Tenant’s respective representations, warranties, and/or obligations under this Agreement.

4.	Representations and Warranties. Each party represents that (i) such party has taken all necessary action to authorize the execution and performance of this Agreement and the consummation of the transactions herein contemplated and none of the provisions of this Agreement or any of the requirements of such transactions contravene or are in conflict with any charter or by-law provision of any party or any other indenture or agreement to which such party is a party or pursuant to which its assets may be bound, (ii) such party has not assigned or transferred, or purported to assign or transfer, to any person, entity or party any claim, cost or cause of action it is releasing by this Agreement, and it is the sole party in interest with respect to the subject matter(s) of this Agreement, and (iii) each party represents and warrants to the other party that it has not employed or used any broker, finder or agent in connection with this Agreement or the transactions contemplated hereby, and that it has not taken any action, or made any representation or commitment, whereby the other party is or will be obligated to pay any broker’s commission, finder’s fee or the like for bringing the parties together, or bringing about this Agreement or the transactions contemplated by this Agreement. The person executing this Agreement on behalf of a party hereto represents that he or she has been and is authorized by the respective party on whose behalf he or she acting to execute and deliver this Agreement.

5.	Survival. The representations, warranties, covenants, agreements and obligations contained in or made by Landlord and Tenant in this Agreement shall survive the execution and delivery of this Agreement.

6.	Entire Agreement and Interpretation. This Agreement (including all attachments hereto) constitutes the entire agreement and supercedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. No prior agreement, correspondence or understanding pertaining to any such matter shall be effective to interpret or modify the terms hereof. This Agreement may be modified only in writing, signed by the parties in interest, at the time of the modification. The parties acknowledge that each has had an equal opportunity to participate in the drafting of this Termination Agreement. Therefore, in any construction or interpretation of this Agreement, the parties agree and understand that this Agreement shall not be construed against any party on the basis of authorship. The parties acknowledge and represent that they each have carefully read this Agreement, fully understand its terms and have had the opportunity to consult with counsel of their choice with respect to this Agreement.

7.	Attorney Fees; Governing Law; Venue. If any party commences an action against the other party arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover from the losing party reasonable attorneys’ fees and costs, including expert witnesses’ fees, costs of collection and the costs of any appeal. This Agreement will be governed by and executed, construed and enforced in accordance with the laws of the State of Indiana applicable to contracts formed and wholly performed within the State of Indiana, including all matters of construction, validity and performance, without regard to the conflicts of law provisions contained therein. Each party consents to personal jurisdiction in the State of Indiana and the parties specifically agree that venue for any lawsuit or other proceeding arising out of or related to this Agreement shall be in Marion County, Indiana and shall be brought only in the court of appropriate jurisdiction therein.

8.	Counterparts. This Agreement may be signed in two or more counterpart copies with the same effect as if the signature to each counterpart copy were on a single instrument. Each counterpart shall be deemed an original as to any party whose signature it bears and all such counterparts shall constitute one document. Facsimile copies shall be deemed originals.

9.	Binding Effect. This Agreement shall be binding upon and inure to the benefit of Landlord and Tenant and their respective successors, assigns, related entities, and any party or parties claiming by or through Landlord or Tenant.

10.

Further Assurance. Each party hereto agrees to do such further acts and to execute and deliver such additional documents and instruments as may be necessary or appropriate to carry out the provisions and purposes of this

Agreement and to assure and confirm unto the parties hereto the termination of the Lease.

11.	Contingency. This Agreement is contingent upon Seller and Purchaser consummating the sale and purchase of the Property pursuant to the terms and provisions of the Sale Agreement. In the event this contingency is not satisfied, upon written notice from either party to the other, this Agreement shall be void and of no further force or effect, and the Lease shall continue notwithstanding this Agreement.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease Termination Agreement on the day and year first above written.

LANDLORD:		TENANT:
HENRY AMALGAMATED, LLC,		ANGIE’S LIST, INC.,
an Indiana limited liability company		a Delaware corporation

By:	/s/ Karl Northern	By:	/s/ Robert R. Millard
Name:	Karl Northern	Name:	Robert R. Millard
Its:	Member	Its:	CFO of Angie’s List, Inc.